--------------------------------------------------------------------------------
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                            ------------------------------

                                      FORM 8-K/A

                                    Current Report
                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)    November 12, 1997
                                                        ------------------------


                         PAN PACIFIC RETAIL PROPERTIES, INC.
                -----------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)



          Maryland                       001-13243              33-0752457
-------------------------------         ------------        -------------------
(State or other jurisdiction of         (Commission           (IRS Employer
 incorporation or organization)         File Number)        Identification No.)


          1631-B South Melrose Drive
               Vista, California                               92083
   ----------------------------------------                 ------------
   (Address of principal executive offices)                  (Zip Code)



          Registrant's telephone number, including area code: (760) 727-1002
                                                             ----------------


                                         N.A.
             ------------------------------------------------------------
            (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements Under Rule 3-14 of Regulation S-X.

               The PNW Portfolio

               Independent Auditors' Report
               Combined Statement of Revenue and Certain Expenses for
                   the year ended December 31, 1996
               Notes to Combined Statement of Revenue and Certain Expenses Combined Statement of Estimated Taxable Operating Results of
                   The PNW Portfolio and Estimated Cash To Be Made Available by Operations of The PNW Portfolio (unaudited)

          (b)  Pro Forma Condensed Consolidated Financial Statements.

               Pro Forma Condensed Consolidated Balance Sheet (unaudited)

               Pro Forma Condensed Consolidated Statement of Operations for the
                   nine months ended September 30, 1997 (unaudited)

               Pro Forma Condensed Consolidated Statement of Operations for the
                   year ended December 31, 1996 (unaudited)

               Notes to the Pro Forma Condensed Consolidated Financial
                   Statements

               Consolidating Schedule of Revenue and Certain Expenses of the
                   Acquisition Properties and Notes Receivable


          (c)  Exhibits.

               The Exhibits to this report are listed on the Exhibit Index set forth elsewhere herein.

                         INDEPENDENT AUDITORS' REPORT


The Board of Directors
Pan Pacific Retail Properties, Inc.:

We have audited the accompanying combined statement of revenue and certain expenses of The PNW Portfolio for the year ended December 31, 1996. This combined statement is the responsibility of management. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A, which amends the previously filed Form 8-K, of Pan Pacific Retail Properties, Inc. as described in Note 1 to the combined statement of revenue and certain expenses. It is not intended to be a complete presentation of The PNW Portfolio's combined revenue and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses, as described in Note 1, of The PNW Portfolio for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                        KPMG Peat Marwick LLP

San Diego, California
November 26, 1997

                               THE PNW PORTFOLIO

              Combined Statement of Revenue and Certain Expenses

                     For the year ended December 31, 1996


Revenue:
 Rent (notes 3, 4 and 5)                              $  4,144,759
 Recoveries from tenants                                   971,194
 Other                                                       1,253
                                                      ------------

                                                         5,117,206
                                                      ------------

Certain expenses:
 Interest                                                1,449,521
 Property taxes                                            443,565
 Repairs and maintenance                                   374,628
 Management fees - related party                           191,355
 Utilities                                                  69,112
 Insurance                                                  64,573
 Other                                                      63,282
                                                      ------------

                                                         2,656,036
                                                      ------------

   Revenue in excess of certain expenses              $  2,461,170
                                                      ------------
                                                      ------------






See accompanying notes to combined statement of revenue and certain expenses.

                               THE PNW PORTFOLIO

          Notes to Combined Statement of Revenue and Certain Expenses

                     For the year ended December 31, 1996


(1) BASIS OF PRESENTATION

    The accompanying combined statement of revenue and certain expenses relates to the operations of The PNW Portfolio (the "Properties"), consisting of the Claremont Village Shopping Center, Tacoma Central Shopping Center ("Tacoma") and Olympia West Shopping Center ("Olympia") located in Everett, Tacoma and Olympia, Washington, respectively. On November 12, 1997, Pan Pacific Retail Properties, Inc. (the "Company") purchased the Properties for $23,096,162 in cash and assumed the mortgage notes payable of Tacoma and Olympia in the amount of $11,601,797 and $6,777,041, respectively. Also, upon the purchase of the Properties, the Company incurred a broker fee of $187,500.

    The accompanying combined statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and accordingly, is not representative of the actual results of operations of The PNW Portfolio for the year ended December 31, 1996 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Properties:

        - Depreciation and amortization

        - Interest on mortgages which were not assumed by the Company

        - Federal and state income taxes

        - Other costs not directly related to the proposed future operations of the Properties

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    REVENUE RECOGNITION

    Rent revenue is recognized on a straight-line basis over the term of the individual leases.

    USE OF ESTIMATES

    Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the combined statement of revenue and certain expenses in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3) RENT REVENUE

    Retail space is leased to tenants under various operating leases with terms ranging from 4 to 23 years. The leases generally provide for minimum rent and reimbursement of real estate taxes, common area maintenance and certain other operating expenses. Certain leases also contain provisions for percentage rent. Percentage rent earned for the year ended December 31, 1996 was $19,891.

                               THE PNW PORTFOLIO

                     For the year ended December 31, 1996


    Future minimum rentals to be received under noncancelable operating leases in effect at December 31, 1996 are as follows:

      YEARS ENDING DECEMBER 31,
  ----------------------------------
              1997                           $   4,083,630
              1998                               3,882,472
              1999                               3,529,856
              2000                               3,360,728
              2001                               3,239,429
              Thereafter                        22,978,096
                                              ------------

                                             $  41,074,211
                                              ------------
                                              ------------

(4) MORTGAGE NOTES PAYABLE

    TACOMA

    A loan in the amount of $12,250,000, secured by a first trust deed and an assignment of rents, was executed by the previous owners of Tacoma on December 15, 1995. In conjunction with the acquisition of Tacoma, the Company assumed the loan and incurred a transfer fee of $116,018. The loan bears interest at an annual rate of 7.80%, with principal and interest payments of $107,096 due monthly through December 1, 2005, at which time the outstanding principal balance of approximately $7,339,000 and any accrued interest thereon is due. The principal balance of the loan at December 31, 1996 was $11,937,804.

    OLYMPIA

    A loan in the amount of $7,000,000, secured by a first trust deed and an assignment of rents, was executed by the previous owners of Olympia on January 29, 1996. In conjunction with the acquisition of Olympia, the Company assumed the loan and incurred a transfer fee of $60,884. The loan bears interest at an annual rate of 7.875%, with principal and interest payments of $55,875 due monthly through February 2018, at which time the outstanding principal balance and any accrued interest thereon is due. Upon the closing of the acquisition, the Company made an additional principal payment of $700,000. The principal balance of the loan at December 31, 1996 was $6,897,643.

(5) CONCENTRATION OF CREDIT RISK

    At December 31, 1996, two tenants individually accounted for more than 10% of total revenue. Rent revenue earned, including recoveries and percentage rents, from these tenants for the year ended December 31, 1996 were as follows:


     QFC (Claremont Village Shopping Center)         $  628,637
     Tacoma Central Theatres (Tacoma Central
      Shopping Center)                                  713,206

                               THE PNW PORTFOLIO

Combined Statement of Estimated Taxable Operating Results of The PNW Portfolio and Estimated Cash To Be Made Available by Operations of The PNW Portfolio

                              For a Twelve-Month Period
                                     (Unaudited)


Revenue:
  Rent, net of straight-line rent                         $ 3,962,289
  Recoveries from tenants                                     971,194
  Other                                                         1,253
                                                          -----------

                                                            4,934,736
                                                          -----------


Expenses:
  Interest                                                  1,449,521
  Depreciation                                                800,000
  Property operating                                          508,313
  Property taxes                                              443,565
  Property management fees                                    191,355
  Other                                                        63,282
                                                          -----------
                                                            3,456,036
                                                          -----------

Estimated taxable operating income                          1,478,700
Add back depreciation                                         800,000
                                                          -----------

Estimated cash to be made available by operations         $ 2,278,700
                                                          -----------
                                                          -----------

This combined statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of The PNW Portfolio for a period of twelve months based on information provided by management and does not purport to reflect actual results for any period. This combined statement includes an adjustment to rent revenue of $182,470 to reverse the effects of straight-line rent that was recognized for financial reporting purposes. The Company does not expect to pay federal income tax because of its election to be taxed as a REIT.

                         PAN PACIFIC RETAIL PROPERTIES, INC.
                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                     (UNAUDITED)


     The following unaudited pro forma condensed consolidated balance sheet as of September 30, 1997 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 are presented as if: (i) the consummation of the initial public offering of common stock in August 1997 (the "IPO"), and related formation transactions in connection with the IPO; (ii) the acquisition of the properties acquired during 1997 as identified in the prospectus dated August 7, 1997 (Chico Crossroads, Monterey Plaza, Fairmont Shopping Center, Lakewood Shopping Center, Green Valley Town & Country and certain secured notes receivable); (iii) the acquisition of the Rainbow Promenade property acquired on September 9, 1997 as disclosed on Form 8K filed on September 23, 1997; (iv) the acquisition of the properties described in Item 2 of the related Form 8-K filed on November 26, 1997, (the "PNW Portfolio Acquisition") and (v) the repayment of notes payable with the net proceeds of the IPO; all had occurred on September 30, 1997 with respect to the pro forma condensed consolidated balance sheet and on January 1, 1996 with respect to the pro forma condensed consolidated statements of operations.

     The pro forma condensed consolidated financial statements should be read in conjunction with the combined financial statements of Pan Pacific Development Properties, including the notes thereto, that were filed with and as part of Pan Pacific Retail Properties, Inc's prospectus, dated August 7, 1997. The pro forma condensed consolidated financial statements do not purport to represent Pan Pacific Retail Properties, Inc's financial position as of September 30, 1997 or the results of operations for the nine months ended September 30, 1997 or for the year ended December 31, 1996 that would actually have occurred had the Company completed the transactions described above nor do they purport to represent the results of operations as of any future date or for any future period.

                         PAN PACIFIC RETAIL PROPERTIES, INC.
                      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  SEPTEMBER 30, 1997
                                      (UNAUDITED)
                         (IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                                Pan Pacific                         Pan Pacific
                                                                   Retail        Acquisition of        Retail
                                                              Properties, Inc.  The PNW Portfolio Properties, Inc.
                                                                 Historical       Properties (A)      Proforma
                                                              ----------------  ----------------- ----------------
ASSETS

Operating properties, at cost, net                                $ 382,260      $  41,475           $ 423,735

Investments in unconsolidated partnerships                           10,077              -              10,077

Cash and cash equivalents                                             6,916           (296)              6,620

Accounts receivable and accrued rent receivable                       8,403              -               8,403

Notes receivable                                                      2,990              -               2,990

Deferred lease commissions                                            2,612              -               2,612

Prepaid expenses and other assets                                     6,016              -               6,016
                                                                  ---------      ---------           ---------

                                                                  $ 419,274      $  41,179           $ 460,453
                                                                  ---------      ---------           ---------
                                                                  ---------      ---------           ---------

LIABILITIES AND OWNERS' EQUITY

Notes payable                                                     $  90,945      $  17,679           $ 108,624

Line of credit payable                                               13,600         23,500              37,100

Accounts payable, accrued expenses and other liabilities              5,493              -               5,493
                                                                  ---------      ---------           ---------

     Total liabilities                                              110,038         41,179             151,217

Minority interest                                                     1,475              -               1,475

Shareholders' equity                                                                     -                   -

     Common stock par value $.01 per share, 100,000,000
       authorized shares 16,814,012 shares issued and
       outstanding at September 30, 1997                                168              -                 168

     Paid-in-capital in excess of par value                         397,580              -             397,580

     Accumulated deficit                                            (89,987)             -             (89,987)
                                                                  ---------      ---------           ---------

Total shareholders' equity                                          307,761              -             307,761
                                                                  ---------      ---------           ---------

                                                                  $ 419,274      $  41,179           $ 460,453
                                                                  ---------      ---------           ---------
                                                                  ---------      ---------           ---------


See accompanying notes to pro forma condensed consolidated financial statements.

                         PAN PACIFIC RETAIL PROPERTIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                     (UNAUDITED)
                          (IN THOUSANDS, EXCEPT SHARE DATA)




                                                                         PRO FORMA ADJUSTMENTS
                                                                      -------------------------------
                                                  PAN PACIFIC         ACQUISITION                          PAN PACIFIC
                                                    RETAIL            PROPERTIES                              RETAIL
                                                  PROPERTIES          AND NOTES               OTHER      PROPERTIES, INC.
                                                  HISTORICAL          RECEIVABLE           ADJUSTMENTS       PRO FORMA
                                                  -----------    ---------------------    -------------  ----------------
REVENUE:
     Rent                                           $ 25,442         $  7,350 (B)            $     -     $   32,792
     Recoveries from tenants                           5,558            1,372 (B)                  -          6,930
     Income from unconsolidated partnerships             218                -                    297 (E)        515
     Other                                               718              157 (B)                  -            875
                                                    --------         --------                -------     ----------
                                                      31,936            8,879                    297         41,112
                                                    --------         --------                -------     ----------

EXPENSES:
     Property operating                                4,175              875 (B)                  -          5,050
     Property taxes                                    2,311              773 (B)                  -          3,084
     Property management fees                            102              291 (B)               (291)(D)        102
     Depreciation and amortization                     6,303            1,513 (C)                  -          7,816
     Interest                                         11,253            2,250 (B)             (6,649)(E)      9,018
                                                                                                 378 (F)
                                                                                               1,786 (K)
     General and administrative                        2,839                   -                 147 (G)      2,505
                                                                                                (481)(H)
     Other expenses, net                                 576               45 (B)               (529)(I)         92
                                                    --------         --------                -------     ----------
                                                      27,559            5,747                 (5,639)        27,667
                                                    --------         --------                -------     ----------
INCOME BEFORE INCOME TAX EXPENSE
     AND MINORITY INTEREST                             4,377            3,132                  5,936         13,445
     Income tax expense                                  (65)               -                     65 (J)          -
     Minority interest                                  (106)               -                    (96)(E)       (202)
                                                    --------         --------                -------     ----------
NET INCOME                                          $  4,206         $  3,132                $ 5,905     $   13,243
                                                    --------         --------                -------     ----------
                                                    --------         --------                -------     ----------
Pro forma weighted average common shares
     outstanding (L)                                                                                     16,852,662
                                                                                                         ----------
                                                                                                         ----------

Pro forma net income per share (L)                                                                       $     0.79
                                                                                                         ----------
                                                                                                         ----------



See accompanying notes to pro forma condensed consolidated financial statements.

                         PAN PACIFIC RETAIL PROPERTIES, INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1996
                                     (UNAUDITED)
                          (IN THOUSANDS, EXCEPT SHARE DATA)





                                                                           PRO FORMA ADJUSTMENTS
                                                                      --------------------------------
                                                  PAN PACIFIC         ACQUISITION                              PAN PACIFIC
                                                    RETAIL            PROPERTIES                                  RETAIL
                                                  PROPERTIES          AND NOTES               OTHER          PROPERTIES, INC.
                                                  HISTORICAL          RECEIVABLE           ADJUSTMENTS          PRO FORMA
                                                  -----------    ---------------------    -------------      ----------------

REVENUE:
     Rent                                           $ 28,350          $12,472 (B)            $     -           $  40,822
     Recoveries from tenants                           6,214            2,373 (B)                  -               8,587
     Income from unconsolidated partnerships             109                   -                 554 (E)             663
     Other                                               432              444 (B)                  -                 876
                                                    --------          -------              ---------         -----------
                                                      35,105           15,289                    554              50,948
                                                    --------          -------              ---------         -----------
EXPENSES:
     Property operating                                5,070            1,475 (B)                  -               6,545
     Property taxes                                    2,244            1,344 (B)                  -               3,588
     Property management fees                             51              497 (B)               (497)(D)              51
     Depreciation and amortization                     7,245            2,494 (C)                  -               9,739
     Interest                                         14,671            4,357 (B)            (10,559)(E)          10,956
                                                                                                 504 (F)
                                                                                               1,983 (K)
     General and administrative                        3,228                -                    892 (G)           3,340
                                                                                                (780)(H)
     Other expenses, net                               1,981              163 (B)             (1,878)(I)             266
                                                    --------          -------              ---------         -----------
                                                      34,490           10,330                (10,335)             34,485
                                                    --------          -------              ---------         -----------

INCOME BEFORE INCOME TAX EXPENSE
     AND MINORITY INTEREST                               615            4,959                 10,889              16,463
     Income tax expense                                 (122)               -                    122 (J)               -
     Minority interest                                   (44)               -                   (143)(E)            (187)
                                                    --------          -------              ---------         -----------
NET INCOME                                          $    449          $ 4,959              $  10,868         $    16,276
                                                    --------          -------              ---------         -----------
                                                    --------          -------              ---------         -----------

Pro forma weighted average common shares
     outstanding (L)                                                                                          16,814,012
                                                                                                             -----------
                                                                                                             -----------

Pro forma net income per share (L)                                                                           $      0.97
                                                                                                             -----------
                                                                                                             -----------



See accompanying notes to pro forma condensed consolidated financial statements.

                        PAN PACIFIC RETAIL PROPERTIES, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                    (UNAUDITED)
                                   (IN THOUSANDS)

1.   ADJUSTMENTS TO THE PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A) Acquisition of The PNW Portfolio (acquired from unrelated third parties, recorded at cost):

          Operating properties (including land costs of $10,369)  $ 41,475
          Cash and cash equivalents                                   (296)
          Notes payable assumed                                     17,679
          Increase in line of credit payable                        23,500

2.   ADJUSTMENTS TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
     OPERATIONS

       The pro forma adjustments to the Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 are as follows:




                                                                                     NINE MONTHS
                                                                                        ENDED              YEAR ENDED
                                                                                  SEPTEMBER 30, 1997   DECEMBER 31, 1996
                                                                                  ------------------   -----------------
(B)  Acquisition of Chico Crossroads, Monterey Plaza, Fairmont Shopping
      Center, Lakewood Shopping Center , Green Valley Town & Country,
      Rainbow Promenade, The PNW Portfolio and the secured notes receivable
      (refer to the Consolidating Schedule for detailed information by property).
       Rental revenue                                                                      $   7,350           $  12,472
       Recoveries from tenants                                                             $   1,372           $   2,373
       Other revenue                                                                       $     157           $     444
       Property operating expenses                                                         $     875           $   1,475
       Property taxes                                                                      $     773           $   1,344
       Property management fees                                                            $     291           $     497
       Interest expense                                                                    $   2,250           $   4,357
       Other expenses                                                                      $      45           $     163
(C)  Increase in depreciation on buildings for Acquired Properties as follows:
       Chico Crossroads                                                                    $      71           $     426
       Monterey Plaza                                                                      $     141           $     452
       Fairmont Shopping Center                                                            $      69           $     200
       Lakewood Shopping Center                                                            $      86           $     179
       Green Valley Town & Country                                                         $     189           $     305
       Rainbow Promenade                                                                   $     374           $     154
       The PNW Portfolio                                                                   $     583           $     778
                                                                                           ---------           ---------
                                                                                           $   1,513           $   2,494
                                                                                           ---------           ---------
                                                                                           ---------           ---------

(D)  Elimination of property management fees paid to third parties related
      to the properties acquired                                                           $    (291)          $    (497)
(E)  Decrease in interest expense, including the amortization of deferred loan fees, resulting from the repayment of notes payable as follows:
       Income from unconsolidated partnerships                                             $     297           $     554
       Interest expense                                                                    $  (6,649)          $ (10,559)
       Minority expense                                                                    $     (96)          $    (143)
(F)  Increase in interest expense for the effect of the amortization of
      unsecured credit facility fees                                                       $     378           $     504
(G)  Increase in general and administrative expenses for the incremental
      costs of operating as a public REIT                                                  $     147           $     892
(H)  Decrease in general and administrative expenses for management fees
      charged by a related party                                                           $    (481)          $    (780)
(I)  Decrease in other expenses for loan guarantee fees charged by
      a related party                                                                      $    (529)          $  (1,878)
(J)  Elimination of income tax expense as the Company expects to elect to
      be taxed as a REIT                                                                   $      65           $     122
(K)  Increase in interest expense on borrowings under the unsecured credit
      facility to finance acquisitions, borrowed at a rate of Libor plus 1.5%.             $   1,786           $   1,983


(L) Pro forma weighted average common shares outstanding and pro forma net income per share are presented as if the formation transactions (including the issuance of 900,000 stock options, 130,000 shares of restricted stock and the full exercise of the underwriters over-allotment option) occurred on January 1, 1996. The incremental effect on pro forma net income per share from the repayment of debt was $.86 and $1.37 for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively. The incremental effect was calculated by dividing the pro forma reduction in interest expense by the number of shares that would have to be issued at $18.18 (the assumed offering price of $20 per share less the underwriting discounts and commissions) to repay $145.3 million of debt.

                      PAN PACIFIC RETAIL PROPERTIES, INC.

   CONSOLIDATING SCHEDULE OF REVENUE AND CERTAIN EXPENSES OF THE ACQUISITION
                        PROPERTIES AND NOTES RECEIVABLE

                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997(1)
                                  (UNAUDITED)

                                                                      GREEN
                                                         FAIRMONT     VALLEY     LAKEWOOD
                                   CHICO     MONTEREY    SHOPPING     TOWN &     SHOPPING
                                CROSSROADS    PLAZA       CENTER     COUNTRY      CENTER
                                ----------- ----------  ----------  ----------  ----------
Revenue:
 Rent.......................... $ 349,208   $  746,219  $  404,174  $  881,614  $  404,375
 Recoveries from tenants.......    25,458      121,354      82,779      92,389      80,302
 Other.........................    --           --           1,986          71       1,213
                                ---------   ----------  ----------  ----------  ----------
                                  374,666      867,573     488,939     974,074     485,890
                                ---------   ----------  ----------  ----------  ----------
Certain expenses:
 Interest......................    --          565,001      --         593,557      --
 Property taxes................    46,964      110,578      29,366      49,134      44,435
 Property operating............    23,634       82,744      42,323     106,493      80,585
 Management fees...............     6,500       29,047      16,643      38,961      19,850
 Other.........................     2,934       --           1,312       4,301       5,958
                                ---------   ----------  ----------  ----------  ----------
                                   80,032      787,370      89,644     792,446     150,828
                                ---------   ----------  ----------  ----------  ----------
Revenue in excess of certain
 expenses...................... $ 294,634    $  80,203  $  399,295  $  181,628  $  335,062
                                ---------    ---------- ----------  ----------  ----------
                                ---------    ---------- ----------  ----------  ----------


                                 RAINBOW      THE PNW         NOTES
                                PROMENADE    PORTFOLIO    RECEIVABLE       TOTAL
                                -----------  ---------    ----------   ------------
Revenue:
 Rent.......................... $ 1,450,319  $3,114,528    $     --    $  7,350,437
 Recoveries from tenants.......     230,031     739,808          --       1,372,121
 Other.........................       3,992       5,769       143,492       156,523
                                -----------  ----------    ----------  ------------
                                  1,684,342   3,860,105       143,492     8,879,081
                                -----------  ----------    ----------  ------------
Certain expenses:
 Interest......................       --      1,091,385          --       2,249,943
 Property taxes................     169,637     322,459          --         772,573
 Property operating............     126,684     412,669          --         875,132
 Management fees...............      34,527     146,579          --         292,107
 Other.........................      14,313      15,741          --          44,559
                                -----------  ----------    ----------  ------------
                                    345,161   1,988,833          --       4,234,314
                                -----------  ----------    ----------  ------------
Revenue in excess of certain
 expenses...................... $ 1,339,181  $1,871,272    $  143,492  $  4,644,767
                                -----------  ----------    ----------  ------------
                                -----------  ----------    ----------  ------------


------------------------

(1) With respect to Chico Crossroads, operations are included for the period prior to its being acquired by the Company (January 1, 1997 through February 27, 1997).

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                        GREEN
                                                         FAIRMONT       VALLEY      LAKEWOOD
                              CHICO        MONTEREY      SHOPPING       TOWN &      SHOPPING
                            CROSSROADS      PLAZA         CENTER       COUNTRY       CENTER
                           ------------  ------------  ------------  ------------  ----------
Revenue:
 Rent....................  $  2,103,771  $  2,433,276  $  1,141,744  $  1,555,036  $  824,816
 Recoveries from tenants.       325,144       471,830       222,152       171,582     207,874
 Other...................        --            --             6,110           424       2,898
                           ------------  ------------  ------------  ------------  ----------
                              2,428,915     2,905,106     1,370,006     1,727,042   1,035,588
                           ------------  ------------  ------------  ------------  ----------
Certain expenses:

  Interest...............       --          1,798,012         --        1,109,676       --
  Property taxes.........       281,782       339,747        84,166        89,571      93,065
  Property operating.....        81,109       339,445       139,170       222,131     171,636
  Management fees........        39,000        97,638        47,950        70,205      43,225
  Other..................        37,909        13,691        10,743         8,213      29,607
                           ------------  ------------  ------------  ------------  ----------
                                439,800     2,588,533       282,029     1,499,796     337,533
                           ------------  ------------  ------------  ------------  ----------
Revenue in excess of
 certain expenses........  $  1,989,115  $    316,573  $  1,087,977  $    227,246  $  698,055
                           ------------  ------------  ------------  ------------  ----------
                           ------------  ------------  ------------  ------------  ----------

                             RAINBOW       THE PNW      NOTES
                            PROMENADE     PORTFOLIO   RECEIVABLE      TOTAL
                            ----------   ----------   ----------   -----------
Revenue:
 Rent....................   $  268,424   $4,144,759   $     --     $12,471,826
 Recoveries from tenants.        3,749      971,194         --       2,373,525
 Other...................           51        1,253      432,865       443,601
                            ----------   ----------   ----------   -----------
                               272,224    5,117,206      432,865    15,288,952
                            ----------   ----------   ----------   -----------
Certain expenses:

  Interest...............         --      1,449,521         --       4,357,209
  Property taxes.........       11,653      443,565         --       1,343,549
  Property operating.....       13,360      508,313         --       1,475,164
  Management fees........        7,500      191,355         --         496,873
  Other..................           52       63,282         --         163,497
                            ----------   ----------   ----------   -----------
                                32,565    2,656,036         --       7,836,292
                            ----------   ----------   ----------   -----------
Revenue in excess of
 certain expenses........   $  239,659   $2,461,170   $  432,865   $ 7,452,660
                            ----------   ----------   ----------   -----------
                            ----------   ----------   ----------   -----------


                                     SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on January 23, 1998.


                              PAN PACIFIC RETAIL PROPERTIES, INC.


                              By: /s/   Stuart A. Tanz
                                  Stuart A. Tanz
                                  President and Chief Executive Officer



                              By: /s/   David L. Adlard
                                  David L. Adlard
                                  Executive Vice President and
                                  Chief Financial Officer



                              By: /s/   Laurie A. Sneve
                                  Laurie A. Sneve, CPA
                                  Vice President and Controller

                        PAN PACIFIC RETAIL PROPERTIES, INC.

                                   EXHIBIT INDEX


Number and Description of Exhibit

99.1 Purchase and Sale Agreement between MGMAB Limited Partnership and Pan Pacific Retail Properties, Inc. dated September 24, 1997 (previously filed as Exhibit 10.9 to the Registrant's Quarterly Report on form 10-Q relating to the nine months ended September 30, 1997 and incorporated herein by this reference).


99.2 Purchase and Sale Agreement between Olympia West Partners, LP and Pan Pacific Retail Properties, Inc. dated September 24, 1997 (previously filed as Exhibit 10.10 to the Registrant's Quarterly Report on form 10-Q relating to the nine months ended September 30, 1997 and incorporated herein by this reference).


99.3 Purchase and Sale Agreement between Tacoma Development Limited Partnership and Pan Pacific Retail Properties, Inc. dated September 24, 1997 (previously filed as Exhibit 10.11to the Registrant's Quarterly Report on form 10-Q relating to the nine months ended September 30, 1997 and incorporated herein by this reference).